Exhibit 99.1

FOR IMMEDIATE RELEASE

Layne Christensen Announces Closing of Sale

of Geoconstruction Business for $43 Million

THE WOODLANDS, TX – August 18, 2015 – Layne Christensen (NASDAQ: LAYN) (“Layne” or the “Company”) today announced the closing of the previously announced sale of its Geoconstruction business segment to a subsidiary of Keller Foundations, LLC, a member of Keller Group plc ("Keller") for a total of $43 million, including the preliminary value of the business segment’s working capital which is subject to a post-closing reconciliation. Approximately $6.0 million of the purchase price will remain in escrow or will be paid at a later date upon the satisfaction of certain conditions. As previously announced, Layne will share in the profit or loss for one of the contracts being assumed by Keller, which could increase the purchase price by up to $5 million, or decrease it by up to $1.5 million. Layne expects to use the net proceeds from the sale for general corporate purposes and growth opportunities in its core businesses.

Michael J. Caliel, Layne’s President and CEO, commented, “We are pleased to have closed this transaction as it furthers our strategy to reshape our operating portfolio and focus on Layne’s core competencies. Our detailed review of all aspects of our portfolio and our operations, including our cost structure, continues in order to unlock value for our shareholders.”

Layne Christensen Company

Layne is a global water management, construction and drilling company, providing responsible solutions to the world of essential natural resources — water, mineral and energy. We offer innovative, sustainable products and services with an enduring commitment to safety, excellence, and integrity.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Such statements may include, but are not limited to, statements of plans and objectives, statements of future economic performance and statements of assumptions underlying such statements, and statements of management's intentions, hopes, beliefs, expectations or predictions of the future. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "should," "intended," "continue," "believe," "may," "hope," "anticipate," "goal," "forecast," "plan," "estimate" and similar words or phrases. Our actual results and performance may materially and adversely differ from those contemplated by the forward-looking statements in this press release for many reasons, many of which are beyond our control, including, but not limited to, assumptions regarding the markets in which we operate, the results for the assumed contract for which we are sharing in the profit or loss, any post-closing revisions to the estimated closing date working capital of the Geoconstruction business segment and the ability of Layne to execute on its business strategy, including our ability to consummate acquisitions related to our core businesses at attractive prices. In addition, our business in general is subject to certain risks, uncertainties and assumptions, including, but not limited to, the    following: unanticipated slowdowns in the Company's major markets; the availability of credit; the risks and uncertainties normally incident to the construction industry; the impact of competition; the effectiveness of operational changes expected to increase efficiency and productivity; worldwide economic and political conditions; and foreign currency fluctuations that may affect worldwide results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially and adversely from those anticipated, estimated or projected. Please read the risk factors described in detail in the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission on April 14, 2015 and June 9, 2015, respectively, for additional information regarding these risks. These forward-looking statements are made as of the date of this press release, and except as may be required by law, the Company assumes no obligation to update such forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in such forward-looking statements.

Contacts

Layne Christensen Company

Michael J. Caliel

President & CEO

281-475-2690

michael.caliel@layne.com

Michael Anderson

Chief Financial Officer

281-475-2670

michael.anderson@layne.com

Dennard Lascar Associates

Ken Dennard/Jack Lascar

713-529-6600

ken@dennardlascar.com

jlascar@dennardlascar.com

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